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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            January 29, 2003

                         Shelbourne Properties III, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-16343                                              04-3502381
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, Boston, Massachusetts                   02114
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


               --------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         On January 29, 2003, Shelbourne Livonia Company LLC, a limited liability company wholly-owned by Shelbourne Properties III, L.P. (the "Operating Partnership"), sold its property located in Livonia,Michigan commonly referred to as Livonia Plaza for a gross purchase price of $12,969,000. The property was sold to Ramco-Gershenson Properties, L.P. an unaffiliated third party. After satisfying the loan encumbering the property of $4,700,000, adjustments for taxes and rents, as well as closing costs, net proceeds to the Operating Partnership were approximately $7,800,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated January 29, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of January, 2003.

                             Shelbourne Properties III, Inc.


                             By: /s/ Peter Braverman
                                --------------------
                                     Peter Braverman
                                     Executive Vice President


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                                  EXHIBIT INDEX


No.               Exhibit                                     Page
---                                                           ----

99.1              Press Release                               4